UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2005

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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

       DELAWARE                   333-110912                22-3674608
------------------------    ------------------------  ------------------------
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)      (IRS EMPLOYER
                                                        IDENTIFICATION
                                                        NUMBER)

                                101 HUDSON STREET
                              JERSEY CITY, NJ 07302
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 631-5400
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 8.01.  OTHER EVENTS.
            ------------

On November 3, 2005, AICCO Premium Finance Master Trust (the "Issuer") publicly issued U.S. $500,000,000 of Class A Series 2005-1 Floating Rate Asset Backed Notes due October 15, 2008 (the "Class A Notes"), U.S. $20,160,000 of Class B Series 2005-1 Floating Rate Asset Backed Notes due October 15, 2008 (the "Class B Notes"), U.S. $9,410,000 Class C Series 2005-1 Floating Rate Asset Backed Notes due October 15, 2008 (the "Class C Notes") and U.S. $8,070,000 Class D Series 2005-1 Asset Backed Notes due October 15, 2008 (the "Class D Notes" and together with the Class A Notes, Class B Notes and Class C Notes, the "Notes") pursuant to a Base Indenture, dated as of November 8, 1999, as amended from time to time and as supplemented by the Series 2005-1 Supplement thereto, dated as of November 3, 2005 (together, the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as successor-in-interest to Bank One, National Association, a national banking association, as indenture trustee (the "Trustee"). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-110912), as amended, which was declared effective on April 26, 2004. The Class A Notes, Class B Notes and Class C Notes were sold to Citigroup Global Markets Inc., ABN AMRO Incorporated, Banc of America Securities LLC and J.P. Morgan Securities (the "Underwriters") pursuant to an Underwriting Agreement dated November 3, 2005 among A.I. Receivables Transfer Corp. ("ART"), A.I. Credit Corp. ("AIC") (solely with respect to Section 20 thereof) and Citigroup Global Markets Inc., as representative of the several Underwriters. The net proceeds from the sale of the Notes offered will be paid to ART or used by the Issuer to refinance other outstanding series of Notes. ART may use such proceeds to purchase a pool of loans to insureds to finance commercial property and casualty insurance premiums and deferred payments to become due from insureds to finance commercial property and casualty insurance premiums ("Receivables") from AIC, AICCO, Inc. ("AICCO I"), a California Corporation, AICCO, Inc. (f/k/a Imperial Premium Finance, Inc.) ("AICCO II"), a Delaware corporation, Imperial Premium Funding, Inc. ("IP Funding") and/or third party originators.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(d) Exhibits.

   Exhibit 4.1    --       Underwriting Agreement, dated November 3, 2005,
                           between A.I. Receivables Transfer Corp., A.I. Credit
                           Corp. (solely with respect to Section 20 thereof) and Citigroup Global Markets Inc.

   Exhibit 4.2    --       Series 2005-1 Supplement dated as of November 3,
                           2005, between AICCO Premium Finance Master Trust and
                           JPMorgan Chase Bank, National Association, to the
                           Base Indenture dated as of November 8, 1999.



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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                A.I. Receivables Transfer Corp.


Date:  November 3, 2005                         By: /s/ Michael Vogen
                                                    ----------------------------
                                                    Michael Vogen
                                                    Authorized Signatory







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
                                  EXHIBIT INDEX


   Exhibit No.                         Description
   -----------                         -----------

   Exhibit 4.1    --       Underwriting Agreement, dated November 3, 2005,
                           between A.I. Receivables Transfer Corp., A.I. Credit
                           Corp. (solely with respect to Section 20 thereof) and Citigroup Global Markets Inc.

   Exhibit 4.2    --       Series 2005-1 Supplement dated as of November 3,
                           2005, between AICCO Premium Finance Master Trust and
                           JPMorgan Chase Bank, National Association, to the
                           Base Indenture dated as of November 8, 1999.







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